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                                                                    EXHIBIT 21.1

LIST OF SUBSIDIARIES

Tribeca Lending Corp
Rontext 1617 Corp
Hudson Management
FCRF X
FCRF XII
FCRF XVIII / XX
FCRF XIX
Tribeca Funding Corp XXI
Greenwich First Corp XXII
Greenwich Mgmt Corp XXIII
Harrison Financial Corp
Harrison 1st Corp
6 Harrison Corp
Harrison Financial Assoc
Harrison Funding Corp
Greenwich Funding Corp
Beach Funding Corp
Ericsson Assoc, Inc
Jackson Union 28 Corp
Mass Fed 29 Corp
NY Apt 33 Corp
Ark 38 Corp
Kearny 39 Corp
New Haven 40 Corp
North Fork 41 Corp
Norwich 42 Corp
St Pete 43 Corp
Fort Granite 44 Corp
Jersey 45 Corp
Shelton 46 Corp
Capt 47 Corp
Garfield 48 Corp
Cal Second 49 Corp
Newport 50 Corp
DAPT 51 Corp
Island 52 Corp
New Haven 53 Corp
Madison 54 Corp
Branford 55 Corp
Coast 56 Corp
Home Fed 57 Corp
New Haven 58 Corp
Flow Purchase 98 Corp
Rapid Point 60 Corp
Kearny 61 Corp
Coast 62 Corp
New Haven 63 Corp
Emerge 64 Corp
Emod 65 Corp
Emsec 66 Corp

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Emgold 67 Corp
Modgold 68 Corp
First Gold 69 Corp
Flow 99-70 Corp
Ivy City 72 Corp
Free 73 Corp
Coast 74 Corp
Accredit 75
Flow 99 -76 Corp
Cape 77 Corp
Century 78 Corp
Tampa 79 Corp
Firstco 80
Free 81 Corp
Pancal 82 Corp
WFB 83 Corp
Well 84 Corp
Morgan 85
Park 86
Green 89
Flow 99-88
Vantage 90
Point 91
Flow 99-92
Pancal 93 Corp
Park 94
Accu 95 Corp
Coast 96 Corp
Park 97 Corp
Pancal 98 Corp
Flow 2000A Corp
Accu 99 Corp
FCMC 2000B Corp
FLOW 2000B
FCMC 2000 C
Flow 2000C
Penn 100  Corp
Penn 100B Corp
Flow 2000 D
FLOW 2000 E Corp
FCMC 2000 D Corp
Flow 2000 F Corp
Flow 2001 A Corp
FCMC 2001 A Corp
Flow 2001 B Corp
Flow 2001 C Corp
Flow 2001 D Corp
FCMC 2001 B Corp
Flow 2001 E Corp

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Tribeca Loan Corp
FCMC 2001 D Corp
FCMC 2001 C Corp
Flow 2001 F Corp
Flow 2001 G Corp
Flow 2001 H Corp
FCMC 2001 E Corp
Flow 2001 I Corp
Flow 2001 J Corp
FCMC 2001 F Corp
Flow 2001 K Corp
Flow 2001 L Corp
Flow 2002 A Corp
FCMC 2002 A Corp
FCMC 2002 B Corp
Flow 2002 B Corp
Flow 2002 C Corp
Flow 2002 D Corp
Flow 2002 E Corp
FCMC 2002 C Corp
Tribecca L
Flow 2002 F Corp
FCMC 2002 D Corp
Flow 2002 G Corp
Flow 2002 H Corp
FCMC 2002 E Corp
Flow 2002 I Corp
Flow 2002 J Corp
FCMC 2002 F Corp
Flow 2002 K Corp
FCMC 2002 G Corp
FCMC 2002 H Corp
Flow 2002 L Corp
FCMC 2003 A Corp
Flow 2003 A Corp
FCMC 2003 B Corp
Flow 2003 B Corp
FCMC 2003 C Corp
Flow 2003 C Corp
FCMC 2003 D Corp
Flow 2003 D Corp
FCMC 2003 E Corp
Flow 2003 E Corp
Flow 2003 F Corp
Flow 2003 G Corp
FCMC 2003 F Corp
Flow 2003 H Corp
FCMC 2003 G Corp
Flow 2003 I Corp
FCMC 2003 H Corp
Flow 2003 J Corp
Flow 2003 K Corp

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Flow 2003 L Corp
FCMC 2003 I Corp
Flow 2004 A Corp
FCMC 2004 A Corp
Flow 2004 B Corp
Flow 2004 C Corp
Flow 2004 D Corp
Juniper Bank
FCMC 2004 C Corp
FCMC 2004 B Corp
Flow 2004 E Corp
FCMC B-1 2004 A Corp
FCMC B-1 2004 B Corp
FCMC B-1 2004 C Corp
FCMC B-1 2004 D Corp
FCMC B-1 2004 E Corp
Flow 2004 F Corp
Flow 2004 G Corp
FCMC 2004 D Corp
FCMC 2004 E Corp
FCMC 2004 F Corp
FCMC 2004 G Corp
FCMC 2004 H Corp
FCMC 2004 I Corp
Flow 2004 H Corp
FCMC 2004 J Corp
FCMC 2004 K Corp
Flow 2004 I Corp
Tribeca XI
Tribeca XXII
Tribeca XXIII
Tribeca XXIV
Tribeca XXV
Tribeca XXVI
Tribeca XXVII
Tribeca XXVIII
Tribeca XXIX
Tribeca XXX
Tribeca XXXI
Tribeca XXXII